INTEGRATED HEALTH SERVICES, INC.
                         NOTICE OF GUARANTEED DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     As set forth in the Prospectus dated , 1997 (the "Prospectus") in the section entitled "The Exchange Offer -- Procedures for Tendering Old Notes" and in the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 2 thereto, this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates representing 9 1/4% Senior Subordinated Notes due 2008 of Integrated Health Services, Inc. (the "Old Notes") are not immediately available or time will not permit such holder's Old Notes or other required documents to reach the Exchange Agent, or complete the procedures for book-entry transfer, prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. This form may be delivered by hand or sent by overnight courier, facsimile transmission or registered or certified mail to the Exchange Agent and must be received by the Exchange Agent prior to 5:00 p.m., New York City time on , 1998.

                         TO FIRST UNION NATIONAL BANK
                             (THE "EXCHANGE AGENT")

     BY REGISTERED OR CERTIFIED MAIL:           BY OVERNIGHT MAIL OR HAND:
       First Union National Bank                 First Union National Bank
First Union Customer Information Center  First Union Customer Information Center
    Corporate Trust Operations NC1153        Corporate Trust Operations NC1153
1525 West W.T. Harris Boulevard - 3C3     1525 West W.T. Harris Boulevard - 3C3
     Charlotte, North Carolina 28288        Charlotte, North Carolina 28288
          Attention: Mike Klotz                    Attention: Mike Klotz

                            BY FACSIMILE TRANSMISSION
                        (FOR ELIGIBLE INSTITUTIONS ONLY):
                             Confirm: (704) 590-7408
                            First Union National Bank
                                 (704) 590-7628
                              Attention: Mike Klotz


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A
                                VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to Integrated Health Services, Inc. the principal amount of the Old Notes listed below, upon the terms of and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal and the instructions thereto (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, pursuant to the guaranteed delivery procedures set forth in the Prospectus, as follows:



                         AGGREGATE PRINCIPAL           PRINCIPAL AMOUNT
                          AMOUNT REPRESENTED     TENDERED (MUST BE IN INTEGRAL
   CERTIFICATE NOS.       BY CERTIFICATE(S)          MULTIPLES OF $1,000)
----------------------   ---------------------   ------------------------------

----------------------     -------------------         ------------------------

----------------------     -------------------         ------------------------

----------------------     -------------------         ------------------------

----------------------     -------------------         ------------------------

     This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become
Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery.

-------------------------------------------------
  The Book-Entry Transfer Facility  Account
  Number (if the Old Notes will be tendered by book-entry transfer)


  -----------------------------------------------

  -----------------------------------------------
  Sign Here

  -----------------------------------------------
  Account Number


  -----------------------------------------------
  Principal Amount Tendered
  (must be in integral multiples of $1,000)


  -----------------------------------------------
  Number and Street or P.O. Box


  -----------------------------------------------
  City, State, Zip Code


  -----------------------------------------------
  Signatures(s)


  Dated: -------------- , 199

-------------------------------------------------

--------------------------------------------------------------------------------
                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, or otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees that, within three (3) New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, a properly completed and validly executed Letter of Transmittal (or a facsimile thereof), together with Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Notes") and all other required documents will be deposited by the undersigned with the Exchange Agent at its address set forth above.

  The Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal and Old Notes to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to the undersigned.



  ---------------------------------         ------------------------------------
   Name of Firm                                        Authorized Signature

  ---------------------------------         ------------------------------------
            Address                                         Title

  ---------------------------------
           Zip Code                         Name
                                                --------------------------------
                                                     Please Type or Print
  ---------------------------------
       Area Code and Tel. No.
                                            Name -------------------------------

                                            Dated -----------------------,   199


     NOTE: DO NOT SEND CERTIFICATES REPRESENTING OLD NOTES WITH THIS FORM.
         CERTIFICATES REPRESENTING OLD NOTES SHOULD BE SENT ONLY WITH
                            A LETTER OF TRANSMITTAL.
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

                          TO REGISTERED HOLDER AND/OR
         BOOK-ENTRY TRANSFER FACILITY PARTICIPANT FROM BENEFICIAL OWNER
                                       OF
                        INTEGRATED HEALTH SERVICES, INC.

                   9 1/4% SENIOR SUBORDINATED NOTES DUE 2008


     To   Registered  Holder  and/or  Participant  of  the  Book-Entry  Transfer
Facility:

     The  undersigned  hereby  acknowledges  receipt  of the Prospectus, dated ,
       , 1997 (the "Prospectus") of Integrated Health Services, Inc., a Delaware corporation (the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     This will instruct you, the registered holder and/or book-entry transfer facility participant, as to action to be taken by you relating to the Exchange Offer with respect to the 9 1/4% Senior Subordinated Notes due 2008 (the "Old Notes") held by you for the account of the undersigned.

     The aggregate face amount of the Old Notes held by you for the account of the undersigned is (fill in amount):

     $_______ of the 9 1/4% Senior Subordinated Notes due 2008

     With respect to the Exchange Offer, the undersigned hereby instructs you (CHECK APPROPRIATE BOX):

       [ ] TO TENDER the following Old Notes held by you for the account of the undersigned (INSERT PRINCIPAL AMOUNT OF OLD NOTES TO BE TENDERED, IF
            ANY): $___________

       [ ] NOT TO TENDER any Old Notes held by you for the account of the undersigned.

     If the undersigned instructs you to tender the Old Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations that (i) the undersigned's principal residence is in the state of ________ (FILL IN STATE),
(ii) the undersigned is acquiring the New Notes in the ordinary course of business of the undersigned, (iii) the undersigned is not participating, does not participate, and has no arrangement or understanding with any person to participate in the distribution of the New Notes, (iv) the undersigned acknowledges that any person participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act"), in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer -- Resale of New Notes," and (v) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such Old Notes.

       [  ]  Check  this  box  if  the  Beneficial  Owner  of  the  Notes  is  a
             Participating Broker-Dealer and such Participating Broker-Dealer acquired the Old Notes for its own account as a result of market-making activities or other trading activities.

--------------------------------------------------------------------------------
                                   SIGN HERE

Name of beneficial owner(s):
                            ----------------------------------------------------

Signature(s):
             -------------------------------------------------------------------

Name (please print):
                    ------------------------------------------------------------

Address:
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

Telephone number:
                 ---------------------------------------------------------------

Taxpayer Identification or Social Security Number:
                                                  ------------------------------

Date:
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------